UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of report (Date of the earliest event reported)              April 17, 2003
                                                                  --------------

                         Commission File Number 0-23081

                             FARO TECHNOLOGIES, INC.
             (Exact Name of Registrant as Specified in Its Charter)

               Florida                                   59-3157093
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     (State or Other Jurisdiction              (IRS Employer Identification No.)
          of Incorporation)

125 TECHNOLOGY PARK, LAKE MARY, FLORIDA                     32746
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(Address of Principal Executive Offices)                  (Zip Code)

                                 (407) 333-9911

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              (Registrant's Telephone Number, Including Area Code)

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          (Former Name or Former Address, if Changed Since Last Report)

Item 12.  Results of Operations and Financial Condition

      The following  information is being  furnished  under Item 12 of Form 8-K:
Press release by FARO Technologies, Inc. announcing its sales results for the quarter ended March 31, 2003. A copy of this press release is attached as
Exhibit 99.1 to this Form 8-K.

                                    Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunder duly authorized.

                                        FARO TECHNOLOGIES, INC.

                                        By: /s/ Gregory A. Fraser
                                            ------------------------------------
                                            Gregory A. Fraser
                                            Executive Vice President, Secretary,
                                            and Treasurer

Date: April 17, 2003

                                  EXHIBIT INDEX

Exhibit Number             Description
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99.1                       Press Release, dated April 16, 2003.